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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

                                   May 4, 2000
                Date of Report (Date of earliest event reported)

                           MICROFINANCIAL INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
                 (State or Other Jurisdiction of Incorporation)

                            (Commission File Number)

                                   04-2962824
                                  (IRS Employer
                               Identification No.)


          950 Winter Street, Waltham MA             02451
     (Address of principal executive offices)     (Zip Code)

                                 (781) 890-0177
              (Registrant's Telephone Number, Including Area Code)

                             Address has not changed
                         (Former Name or Former Address,
                          if Changed Since Last Report)


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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (b) The Registrant previously reported the resignation of its principal accountant in a Current Report of Form 8-K, dated April 7, 2000. On May 4, 2000, the registrant engaged the firm of Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, 02116 as the registrant's principal accountant. None of the reportable events listed in Item 304(a)(2) of Regulation S-K has occurred.




SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



MICROFINANCIAL INCORPORATED

By:  /s/ PETER R. BLEYLEBEN
     -----------------------------
     Peter R. Bleyleben, President

Date:    May 10, 2000






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